BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 11, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Effective immediately, Jeremie Banet no longer serves as a Portfolio Manager of the PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Stephen Rodosky serves as a Portfolio Manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mihir Worah, a Managing Director and Chief Investment Officer Real Return and Asset Allocation, portfolio manager, and head of the Real Return and Multi-Asset portfolio management teams, has managed the Portfolio since 2008. Stephen Rodosky, Managing Director of PIMCO, has managed the Portfolio since 2019.

In the section entitled “Additional Information About Management – The Subadviser,” the sixth paragraph is deleted in its entirety and replaced with the following:

Stephen Rodosky, a Managing Director, is managing director of PIMCO and a portfolio manager of the Portfolio. Mr. Rodosky joined PIMCO in 2001 and has 24 years of investment experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE